FOURTH AMENDMENT TO RECEIVABLES FINANCING AGREEMENT This Fourth Amendment to Receivables Financing Agreement (this “Amendment”), dated as of July 20, 2026 (the “Effective Date”), is by and among ZEBRA TECHNOLOGIES RSC, LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); ZEBRA TECHNOLOGIES INTERNATIONAL, LLC, an Illinois limited liability company, in its individual capacity and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); the Lenders and Group Agents party to the Financing Agreement (as hereinafter defined); PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender (in such capacity, the “Lender”) and as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”); and PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent (the “Structuring Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents, the Administrative Agent, and the Structuring Agent are party to that certain Receivables Financing Agreement dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Financing Agreement”). WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement, as permitted by Section 14.01 of the Financing Agreement, pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows: Section 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement. Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the parties hereto agree that the Financing Agreement shall be amended as follows: Notwithstanding anything to the contrary in the Financing Agreement, solely for purposes of calculating Concentration Percentage and Excess Concentration in each Information Package delivered under the Financing Agreement for (i) the Fiscal Month ended June 30, 2026, (ii) the Fiscal Month ended July 31, 2026 and (iii) the Fiscal Month ended August 31, 2026 (collectively, the “Temporary Concentration Reporting Periods”), Schedule IV to the Financing Agreement is hereby amended as set forth on Annex A hereto; provided that the Administrative Agent may, in its sole discretion, terminate this temporary amendment early by written notice to the Borrower, in which case the last Temporary Concentration Reporting Period shall be the Fiscal Month specified in such notice.

-2- Effective beginning with the Information Package to be delivered for the Fiscal Month ended September 30, 2026, unless the temporary amendment is earlier terminated by the Administrative Agent pursuant to the proviso above), Schedule IV shall automatically revert to Schedule IV as in effect immediately prior to the Effective Date. Section 3. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date). Notwithstanding anything herein to the contrary, the representations and warranties set forth in (1) Sections 7.01(m), 7.02(p) of the Financing Agreement are made with respect to the time period from February 1, 2023 through the date hereof, and (2) Section 7.02(t) of the Financing Agreement are made with respect to the consolidated balance sheets of the Servicer and its consolidated Subsidiaries as of December 31, 2023. Section 4. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction or waiver of the following conditions precedent: (a) the Administrative Agent shall have received a fully executed counterpart of this Amendment from each of the other parties hereto; (b) the Administrative Agent shall have received an executed Reaffirmation, Acknowledgment and Consent of Performance Guarantor dated as of the date hereof; (c) each of the representations and warranties of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct in all material respects (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date); provided that the representations and warranties set forth in (1) Sections 7.01(m), 7.02(p) of the Financing Agreement are made with respect to the time period from February 1, 2023 through the date hereof, and (2) Section 7.02(t) of the Financing Agreement are made with respect to the consolidated balance sheets of the Servicer and its consolidated Subsidiaries as of December 31, 2023); and (d) no Unmatured Event of Default or Event of Default shall have occurred and be continuing. Section 5. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

-3- Section 6. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 7. GOVERNING LAW AND JURISDICTION. Sections 14.07, 14.10 and 14.11 of the Financing Agreement are incorporated in this Amendment by reference as if such provisions were set forth herein mutatis mutandis. Section 8. HEADINGS. The headings of this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment. [SIGNATURES APPEAR ON FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written. ZEBRA TECHNOLOGIES RSC, LLC, as the Borrower By: ____________________________________ Name: Joshua Quever Title: President ZEBRA TECHNOLOGIES INTERNATIONAL, LLC, as the Servicer By: ____________________________________ Name: Colleen O’Sullivan Title: Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: ____________________________________ Name: Henry Chan Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as a Lender By: ____________________________________ Name: Henry Chan Title: Senior Vice President PNC CAPITAL MARKETS LLC, as Structuring Agent By: ____________________________________ Name: Henry Chan Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Group Agent for the Wells Fargo Group By: ____________________________________ Name: Ryan Tozier Title: Executive Director WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender By: ____________________________________ Name: Ryan Tozier Title: Executive Director

REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF PERFORMANCE GUARANTOR The undersigned, ZEBRA TECHNOLOGIES CORPORATION, heretofore executed and delivered to the Administrative Agent a Performance Guaranty dated December 1, 2017. The undersigned hereby acknowledges and consents to the Fourth Amendment to Receivables Financing Agreement dated as of the date hereof, and confirms that its Performance Guaranty, and all obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Financing Agreement or any of the Transaction Documents referred to therein (each as existing on the date hereof) shall not be required solely as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the Fourth Amendment to Receivables Financing Agreement set forth above. Dated as of July 20, 2026 ZEBRA TECHNOLOGIES CORPORATION By: ____________________________________ Name: Derek Spychalski Title: Senior Vice President, Chief Compliance Officer, and Assistant Secretary